Westwood Holdings Group, Inc. Reports Third Quarter 2023 Results
Strong Performance Delivered Across Multiple Strategies
Introduction of Managed Investment Solutions
Westwood Energy Secondaries Fund Launched

Dallas, TX, October 31, 2023 – Westwood Holdings Group, Inc. (NYSE: WHG) today reported third quarter 2023 earnings. Significant items included:
▪SMidCap Value, MidCap Value, Platinum, Dividend Select, Enhanced Balanced, Income Opportunity, High Income and Global Real Estate strategies all beat their primary benchmarks.
▪Our strong investment performance was reflected in quarterly peer rankings with SMidCap Value, MidCap Value, Platinum and Tactical Growth all posting top quartile rankings.
▪Revenues totaled $21.9 million versus the second quarter's $21.9 million and $15.4 million a year ago. Net income of $4.4 million compared with the second quarter's $2.9 million and a net loss of $1.2 million in 2022's third quarter.
▪Our comprehensive income included $4.0 million of life insurance proceeds, partially offset by a $2.5 million charge following an increase in the fair value of contingent consideration, both related to Salient.
▪Non-GAAP Economic Earnings of $6.3 million compared with the second quarter's $5.7 million and $0.8 million in the third quarter of 2022.
▪We launched Managed Investment Solutions, an experienced Chicago-based group that provides customized index solutions to a wide range of clients, and a new private markets strategy called Westwood Energy Secondaries Fund to source energy-related private investments.
▪Westwood held $48.5 million in cash and short-term investments as of September 30, 2023, up $10.4 million from the second quarter. Stockholders' equity totaled $117.8 million and we have no debt.
▪We declared a cash dividend of $0.15 per common share, payable on January 3, 2024 to stockholders of record on December 1, 2023.
Brian Casey, Westwood’s President and CEO, commented, "I want to acknowledge the sudden passing last summer of Chris Guptill, co-founder of Broadmark Asset Management. His long-term partners took over the joint leadership roles they’d shared in preparation for this possibility. As a Key Man in a focused enterprise, an insurance policy was in place, and Chris will long be remembered professionally for his skills as an investor and colleague. On a personal level, we will all miss his dry wit and good-natured demeanor.
We are very pleased with the progress we have made over the past several quarters, especially the integration of relationships and teams from Salient Partners. We are beginning to detect green shoots on the distribution front and we’re looking forward to showcasing our solid investment performance to the marketplace as investors and advisors begin to envisage an environment in which cash is no longer the only game in town. We are ready to capitalize on the sales momentum that our newest investment team, Managed Investment Solutions, will generate with its unique, customized approach, and launched Westwood Energy Secondaries Fund to access private investments in the energy field. I believe that Westwood has the right products and people in place to take advantage of unfolding market opportunities."
Revenues were comparable to the second quarter. Revenues were higher than last year's third quarter reflecting higher average AUM following the acquisition of Salient Partners' asset management business during the fourth quarter of last year.
Firmwide assets under management and advisement totaled $15.5 billion at quarter end, consisting of assets under management ("AUM") of $14.4 billion and assets under advisement ("AUA") of $1.1 billion.
Third quarter net income of $4.4 million compared to the second quarter's $2.9 million due to the receipt of life insurance proceeds offset by changes in the fair value of contingent consideration. Diluted earnings (loss) per share ("EPS") of $0.41 compared to $0.36 for the second quarter. Non-GAAP Economic Earnings of $6.3 million, or $0.77 per share, compared with $5.7 million, or $0.70 per share, in the second quarter.
Third quarter net income of $4.4 million compared to last year's third quarter net loss of $1.2 million due to higher revenues and insurance proceeds, offset by changes in the fair value of contingent consideration and higher employee compensation and benefits expenses. Revenues and expenses were higher following the acquisition of Salient Partners' asset management business in 2022. Diluted EPS was $0.41 compared with a loss of $0.15 per share for 2022's third quarter. Non-GAAP Economic Earnings were $6.3 million, or $0.77 per share, compared with $0.8 million, or $0.10 per share, in the third quarter of 2022.
Economic Earnings and Economic EPS are non-GAAP performance measures and are explained and reconciled with the most comparable GAAP numbers in the attached tables.
Westwood will host a conference call to discuss third quarter 2023 results and other business matters at 4:30 p.m. Eastern time today. To join the conference call, please register here:
https://register.vevent.com/register/BI198ee10944264795a68c538221b72c64
After registering, you will be provided with a dial-in number containing a personalized PIN.
Webcast Link: https://edge.media-server.com/mmc/p/96mgehos
ABOUT WESTWOOD HOLDINGS GROUP
Westwood Holdings Group, Inc. is an investment management boutique and wealth management firm. Westwood offers a broad array of investment solutions to institutional investors, private wealth clients and financial intermediaries. The firm specializes in two distinct investment capabilities: U.S. Value Equity and Multi-Asset, which includes Asset Allocation, Energy and Real Assets and Tactical Absolute Return. Westwood’s strategies are made available through separate accounts, the Westwood Funds® family of mutual funds and other pooled vehicles. Westwood benefits from significant, broad-based employee ownership and trades on the New York Stock Exchange under the symbol “WHG.” Based in Dallas, Westwood also maintains offices in Houston and San Francisco.
For more information on Westwood, please visit westwoodgroup.com.
Forward-looking Statements
Statements in this press release that are not purely historical facts, including, without limitation, statements about our expected future financial position, results of operations or cash flows, as well as other statements including without limitation, words such as “anticipate,” “believe,” “expect,” “could,” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation: the composition and market value of our AUM and AUA; our ability to maintain our fee structure in light of competitive fee pressures; risks associated with actions of activist stockholders; distributions to our common stockholders have included and may in the future include a return of capital; inclusion of foreign company investments in our AUM; regulations adversely affecting the financial services industry; our ability to maintain effective cyber security; litigation risks; our ability to develop and market new investment strategies successfully; our reputation and our relationships with current and potential customers; our ability to attract and retain qualified personnel; our ability to perform operational tasks; our ability to select and oversee third-party vendors; our dependence on the operations and funds of our subsidiaries; our ability to maintain effective information systems; our ability to prevent misuse of assets and information in the possession of our employees and third-party vendors, which could damage our reputation and result in costly litigation and liability for our clients and us; our stock is thinly traded and may be subject to volatility; competition in the investment management industry; our ability to avoid termination of client agreements and the related investment redemptions; the significant concentration of our revenues in a small number of customers; we have made and may continue to make business combinations as a part of our business strategy, which may present certain risks and uncertainties; our relationships with investment consulting firms; our ability to identify and execute on our strategic initiatives; our ability to declare and pay dividends; our ability to fund future capital requirements on favorable terms; our ability to properly address conflicts of interest; our ability to maintain adequate insurance coverage; our ability to maintain an effective system of internal controls; and the other risks detailed from time to time in Westwood’s SEC filings, including, but not limited to, its annual report on Form 10-K for the year ended December 31, 2022 and its quarterly report on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, Westwood is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

# # # #

SOURCE: Westwood Holdings Group, Inc.

(WHG-G)
CONTACT:
Westwood Holdings Group, Inc.
Terry Forbes
Chief Financial Officer and Treasurer
(214) 756-6900

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022
REVENUES:
Advisory fees:
Asset-based	$16,902	$16,799	$10,474
Trust fees	5,063	5,024	5,177
Other, net	(85)	122	(245)
Total revenues	21,880	21,945	15,406
EXPENSES:
Employee compensation and benefits	12,661	13,688	9,526
Sales and marketing	676	764	335
Westwood mutual funds	872	746	270
Information technology	2,334	2,566	1,939
Professional services	1,009	1,355	1,536
General and administrative	3,298	3,235	2,181
(Gain) loss from change in fair value of contingent consideration	2,483	(4,078)	—
Acquisition expenses	—	—	701
Total expenses	23,333	18,276	16,488
Net operating income (loss)	(1,453)	3,669	(1,082)
Net change in unrealized appreciation (depreciation) on private investments	—	24	(249)
Net investment income	247	211	104
Other income	5,265	239	206
Income (loss) before income taxes	4,059	4,143	(1,021)
Income tax provision	(316)	1,244	154
Net income (loss)	$4,375	$2,899	$(1,175)
Total comprehensive income (loss)	$4,375	$2,899	$(1,175)
Less: Comprehensive income (loss) attributable to noncontrolling interest	1,019	4	—
Comprehensive income (loss) attributable to Westwood Holdings Group, Inc.	$3,356	$2,895	$(1,175)
Earnings (loss) per Westwood Holdings Group, Inc. share:
Basic	$0.42	$0.36	$(0.15)
Diluted	$0.41	$0.36	$(0.15)
Weighted average shares outstanding:
Basic	8,002,537	7,991,228	7,794,060
Diluted	8,116,747	8,131,333	7,794,060
Economic Earnings	$6,263	$5,686	$800
Economic EPS	$0.77	$0.70	$0.10
Dividends declared per share	$0.15	$0.15	$0.15

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in thousands, except per share and share amounts)
(unaudited)

	Nine Months Ended
	September 30, 2023	September 30, 2022
REVENUES:
Advisory fees:
Asset-based	$50,734	$33,244
Performance-based	555	—
Trust fees	15,118	16,257
Other, net	145	(1,276)
Total revenues	66,552	48,225
EXPENSES:
Employee compensation and benefits	40,551	28,993
Sales and marketing	2,180	1,326
Westwood mutual funds	2,350	1,311
Information technology	7,283	5,615
Professional services	3,893	3,888
General and administrative	9,579	6,569
(Gain) loss from change in fair value of contingent consideration	(2,655)	—
Acquisition expenses	209	1,588
Total expenses	63,390	49,290
Net operating income	3,162	(1,065)
Net change in unrealized appreciation (depreciation) on private investments	24	(511)
Net investment income	630	93
Other income	5,876	598
Income before income taxes	9,692	(885)
Income tax provision	1,704	618
Net income (loss)	$7,988	$(1,503)
Total comprehensive income (loss)	$7,988	$(1,503)
Less: Comprehensive income (loss) attributable to noncontrolling interest	1,044	—
Comprehensive income (loss) attributable to Westwood Holdings Group, Inc.	$6,944	$(1,503)
Earnings (loss) per share:
Basic	$0.87	$(0.19)
Diluted	$0.86	$(0.19)
Weighted average shares outstanding:
Basic	7,949,773	7,867,555
Diluted	8,072,739	7,867,555
Economic Earnings	$15,536	$4,302
Economic EPS	$1.92	$0.55
Dividends declared per share	$0.45	$0.45

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value and share amounts)
(unaudited)

	September 30, 2023	December 31, 2022
ASSETS
Current Assets:
Cash and cash equivalents	$17,178	$23,859
Accounts receivable	13,174	13,900
Investments, at fair value	31,312	15,342
Prepaid income taxes	423	446
Other current assets	4,129	4,645
Total current assets	66,216	58,192
Investments	7,247	4,455
Equity method investments	4,256	6,574
Noncurrent investments at fair value	259	3,027
Goodwill	39,501	35,732
Deferred income taxes	1,110	1,762
Operating lease right-of-use assets	3,758	4,976
Intangible assets, net	25,846	28,952
Property and equipment, net of accumulated depreciation of $9,903 and $9,277	1,576	1,828
Other long-term assets	982	929
Total long-term assets	84,535	88,235
Total assets	$150,751	$146,427
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued liabilities	$6,523	$5,678
Dividends payable	1,436	1,745
Compensation and benefits payable	7,261	8,689
Operating lease liabilities	1,286	1,502
Total current liabilities	16,506	17,614
Accrued dividends	784	701
Contingent consideration	10,246	12,901
Noncurrent operating lease liabilities	3,412	4,563
Total long-term liabilities	14,442	18,165
Total liabilities	30,948	35,779
Stockholders’ Equity:
Common stock, $0.01 par value, authorized 25,000,000 shares, issued 11,896,172 and outstanding 9,180,195 shares at September 30, 2023; issued 11,527,544 and outstanding 8,881,831 shares at December 31, 2022	119	115
Additional paid-in capital	201,424	199,914
Treasury stock, at cost - 2,715,977 shares at September 30, 2023; 2,645,713 shares at December 31, 2022	(85,990)	(85,128)
Retained earnings (accumulated deficit)	2,212	(4,253)
Total Westwood Holdings Group, Inc. stockholders’ equity	117,765	110,648
Noncontrolling interest in consolidated subsidiary	2,038	—
Total liabilities and stockholders’ equity	$150,751	$146,427

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$7,988	$(1,503)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	511	488
Amortization of intangible assets	3,106	1,218
Net change in unrealized (appreciation) depreciation on investments	(499)	1,822
Stock-based compensation expense	5,111	4,410
Deferred income taxes	652	(252)
Non-cash lease expense	844	800
Loss on asset disposition	69	—
Gain on remeasurement of lease liabilities	(119)	—
Fair value change of contingent consideration	(2,655)	—
Gain on insurance settlement	(5,000)	—
Changes in operating assets and liabilities:
Net (purchases) sales of trading securities	(15,626)	12,149
Accounts receivable	1,355	1,862
Other current assets	1,101	(562)
Accounts payable and accrued liabilities	(55)	246
Compensation and benefits payable	(1,428)	(3,622)
Income taxes payable	25	(810)
Other liabilities	(1,064)	(927)
Net cash provided by (used in) operating activities	(5,684)	15,319
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition, net of cash acquired	(741)	—
Purchases of property and equipment	(119)	(123)
Insurance settlement proceeds	5,000	—
Net cash provided by (used in) investing activities	4,140	(123)
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchases of treasury stock	—	(2,851)
Restricted stock returned for payment of taxes	(863)	(626)
Cash dividends	(4,274)	(4,459)
Net cash used in financing activities	(5,137)	(7,936)
Effect of currency rate changes on cash	—	4
NET CHANGE IN CASH AND CASH EQUIVALENTS	(6,681)	7,264
Cash and cash equivalents, beginning of period	23,859	15,206
Cash and cash equivalents, end of period	$17,178	$22,470
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for income taxes	$1,024	$1,807
Accrued dividends	$2,220	$2,280
Additional operating lease right-of-use assets	$—	$1,217

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
Reconciliation of Comprehensive Income (Loss) Attributable to Westwood Holdings Group, Inc. to Economic Earnings
(in thousands, except per share and share amounts)
(unaudited)
As supplemental information, we are providing non-GAAP performance measures that we refer to as Economic Earnings and Economic EPS. We provide these measures in addition to, not as a substitute for, Comprehensive income (loss) attributable to Westwood Holdings Group, Inc. and earnings (loss) per share, which are reported on a GAAP basis. Our management and Board of Directors review Economic Earnings and Economic EPS to evaluate our ongoing performance, allocate resources, and review our dividend policy. We believe that these non-GAAP performance measures, while not substitutes for GAAP Comprehensive income (loss) attributable to Westwood Holdings Group, Inc. or earnings (loss) per share, are useful for management and investors when evaluating our underlying operating and financial performance and our available resources. We do not advocate that investors consider these non-GAAP measures without also considering financial information prepared in accordance with GAAP.
We define Economic Earnings as Comprehensive income (loss) attributable to Westwood Holdings Group, Inc. plus non-cash equity-based compensation expense, amortization of intangible assets and deferred taxes related to goodwill. Although depreciation on fixed assets is a non-cash expense, we do not add it back when calculating Economic Earnings because depreciation charges represent an allocation of the decline in the value of the related assets that will ultimately require replacement. Although gains and losses from changes in the fair value of contingent consideration are non-cash, we do not add or subtract those back when calculating Economic Earnings because gains and losses on changes in the fair value of contingent consideration are considered regular following an acquisition. In addition, we do not adjust Economic Earnings for tax deductions related to restricted stock expense or amortization of intangible assets. Economic EPS represents Economic Earnings divided by diluted weighted average shares outstanding.

	Three Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022
Comprehensive income (loss) attributable to Westwood Holdings Group, Inc.	$3,356	$2,895	$(1,175)
Stock-based compensation expense	1,739	1,624	1,509
Intangible amortization	1,043	1,042	407
Tax benefit from goodwill amortization	125	125	59
Economic Earnings	$6,263	$5,686	$800
Earnings (loss) per share	$0.41	$0.36	$(0.15)
Stock-based compensation expense	0.21	0.19	0.19
Intangible amortization	0.13	0.13	0.05
Tax benefit from goodwill amortization	0.02	0.02	0.01
Economic EPS	$0.77	$0.70	$0.10
Diluted weighted average shares	8,116,747	8,131,333	7,794,060

		Nine Months Ended
		September 30, 2023	September 30, 2022
Comprehensive income (loss) attributable to Westwood Holdings Group, Inc.		$6,944	$(1,503)
Stock-based compensation expense		5,111	4,410
Intangible amortization		3,106	1,218
Tax benefit from goodwill amortization		375	177
Economic Earnings		$15,536	$4,302
Earnings (loss) per share		$0.86	$(0.19)
Stock-based compensation expense		0.63	0.57
Intangible amortization		0.38	0.15
Tax benefit from goodwill amortization		0.05	0.02
Economic EPS		$1.92	$0.55
Diluted weighted average shares		8,072,739	7,867,555